UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 484-8805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2023, Matinas BioPharma Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2023. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On May 10, 2023, the Company issued a press release announcing, among other things, an update on certain of its strategic initiatives and programs. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Company updated its corporate presentation (the “Corporate Presentation”) which it intends to use at various conferences and investor meetings. The Corporate Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 10, 2023, the Company announced an update on certain of its programs and initiatives, including the following:

●	The Company intends to complete its funding proposal submissions to the Biomedical Advanced Research and Development Authority and the National Institutes of Health through the Advanced Research Project Agency for Health during the second quarter of 2023;

●	The Company’s initial in vivo study of oral mRNA delivery conducted in collaboration with BioNTech SE did not demonstrate oral preclinical activity. This formulation had successfully delivered mRNA in vitro in multiple cell lines prior to advancing to an in vivo study in healthy mice. Additional internal in vivo studies of similar non-lipid nanocrystal (“LNC”) mRNA formulations did show activity when administered systemically (intramuscularly and intraperitoneally). In addition, these formulations have demonstrated a high degree of stability to at least 17 weeks at 4° Celsius which compares favorably to lipid nanoparticles (“LNPs”). The research collaboration between Matinas and BioNTech SA has been concluded;

●	The Company plans to submit a revised Phase 3 trial design in the second quarter of 2023 to assess the safety, efficacy, and tolerability of its MAT2203 product candidate in patients with serious, life-threatening invasive fungal infections (“IFIs”), including patients with limited treatment options. The main cohort in this trial will be in patients with aspergillosis and designed as a non-inferiority comparison to standard-of-care IV azole antifungal patients. This main cohort is expected to include both first- and second-line patients, and its design will likely include an early step-down to oral treatment with MAT2203 administered as monotherapy. The trial will also likely include an additional open-label cohort of patients with a broad range of proven or probable IFIs with limited treatment options who are not able to step down to an oral azole. The open-label cohort study is expected to support label expansion beyond aspergillosis under a 505(b)(2) regulatory pathway and will include patients with invasive mucormycosis, other rare mold infections, invasive candidiasis, candida cystitis, and endemic mycoses including coccidioidomycosis, histoplasmosis and blastomycosis;

●	Based on the U.S. Food and Drug Administration’s most recent feedback, the Company is re-evaluating a previously contemplated Phase 3 trial of MAT2203 in cryptococcal meningitis (“CM”). The Company believes that a smaller, more focused trial in CM may satisfy regulatory requirements for an additional indication for the treatment of CM;

●	To date, seven patients with various IFIs have been treated with MAT2203 under the Company’s Compassionate Use Program. Clinical data in these limited cases demonstrated that orally administered MAT2203 is targeted, safe and effectively eradicates IFIs in the most challenging cases. Under the Compassionate Use Program, MAT2203 successfully treated serious infections throughout the body, including bone, central nervous system, lung, sinus, bladder, and skin;

●	The Company is working toward the generation of in vitro data from an internal program for the delivery of silencing RNA (siRNA) therapies utilizing its LNC platform technology. Initial formulation data are expected in the third quarter of 2023. This program is expected to continue with multiple in vivo biodistribution and animal efficacy studies in the second half of 2023; and

●	The Company’s collaborative research program with National Resilience, Inc. (“National Resilience”) was expanded to focus on in vitro and in vivo testing with mRNA, with the Company and National Resilience focusing on reporter and therapeutic oligonucleotide delivery; both in vitro and in vivo delivery against reference LNPs with initial data expected in the third quarter of 2023.

●	Based on current projections, the Company believes its cash position is sufficient to fund planned operations into the second half of 2024.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the collaboration with National Resilience, the potential of its LNC and PS-NP platform delivery technologies, and the future development of its product candidates, the Company’s ability to identify and pursue development, licensing and partnership opportunities for its products or platform delivery technology on favorable terms, if at all, and the ability to obtain required regulatory approval and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expects,” “anticipates,” “intends,” “plans,” “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the Company’s ability to obtain additional capital to meet its liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; the ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The Company’s product candidates are all in a development stage and are not available for sale or use.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 10, 2023
99.2	Corporate Presentation, dated May 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: May 10, 2023	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

-5-